                                                                     EXHIBIT 4.1



                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF FLORIDA



NUMBER -0-                                                              0 SHARES



                 CITIZENS BANCSHARES OF SOUTHWEST FLORIDA, INC.


                                  COMMON STOCK


This certifies that SPECIMEN is the owner of SPECIMEN Shares of the Capital
                    --------                 --------

Stock of CITIZENS BANCSHARES OF SOUTHWEST FLORIDA, INC. A FLORIDA CORPORATION,

fully paid and non-assessable [SEAL]         transferable only on the Books of

the Corporation by the holder hereof in person or by duly authorized Attorney,

on surrender of this Certificate properly endorsed.


In Witness Whereof the duly authorized officers of this Corporation have hereunto subscribed their names and caused the corporate Seal to be hereto
affixed at Naples, FL this       day of        A.D. 1999
           ----------     -------      --------



-----------------------------                    ------------------------------
PRESIDENT                                        SECRETARY

                               Shares $0.01 Each.
                                   Par Value

                                  CERTIFICATE

                                      FOR

                                       0

                                     SHARES

                                     OF THE
                                 CAPITAL STOCK

                             CITIZENS BANCSHARES OF
                            SOUTHWEST FLORIDA, INC.

                                   ISSUED TO

                              -------------------

                                     DATED

                                      1999

                              -------------------

    For Value Received,      hereby sell, assign and transfer
                      -------
unto             Shares of the Capital Stock represented by the within
    -------------
Certificate, and do hereby irrevocably constitute and appoint
                                                             -----------------
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

    Dated
         ---------------------

         In presence of


-----------------------------                    ------------------------------

                    NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.